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                                                                    EXHIBIT 23.2


                             ACCOUNTANT'S CONSENT

     We consent to the use of our reports incorporated herein by reference, which reports are included in the prospectus filed by the Company with the Commission on November 19, 1997 pursuant to Rule 424(b).


                                       /s/  KPMG Peat Marwick LLP

McLean, Virginia
January 22, 1998